UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 20, 2019

CorEnergy Infrastructure Trust, Inc.
 (Exact Name of Registrant as Specified in Its Charter)

Maryland	1-33292	20-3431375
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Walnut, Suite 3350, Kansas City, MO	64106
(Address of Principal Executive Offices)	(Zip Code)

(816) 875-3705
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock, par value $0.001 per share	CORR	New York Stock Exchange
7.375% Series A Cumulative Redeemable Preferred Stock	CORRPrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)(c)     CorEnergy Infrastructure Trust, Inc. (“CorEnergy” or the “Company”) announced that, effective December 20, 2019, Ms. Kristin Leitze, age 38, was appointed to serve as the Chief Accounting Officer of CorEnergy.  She has 15 years of experience in the accounting profession. Ms. Leitze has served as Controller of the Company since May 2017. Prior to joining the Company, Ms. Leitze was the Director of SEC Reporting at CVR Energy and a Senior Manager at PricewaterhouseCoopers LLP. Ms. Leitze earned a B.S. in Business Administration and Accounting from William Jewell College and a Masters of Accountancy from the University of Missouri Kansas City, and is a Certified Public Accountant.

There is no arrangement or understanding between Ms. Leitze and any other person pursuant to which she was appointed as an officer of the Company. There are also no family relationships between Ms. Leitze and any director or executive officer of the Company.

The Company’s officers are not employees of the Company and do not receive direct cash compensation for services rendered to CorEnergy. Rather, they are employees of Corridor InfraTrust Management, LLC, which is paid as CorEnergy’s external manager (“Corridor”).  Outside of the fees and compensation paid to Corridor by the Company, Ms. Leitze does not have any direct or indirect material interests in any transaction with the Company or in any currently proposed transaction to which the Company is a party.

Outgoing Interim Chief Accounting Officer, Rebecca M. Sandring, will continue to utilize her real estate investment trust tax and structuring expertise on business development initiatives in her role as Executive Vice President of CorEnergy, in addition to her continuing responsibilities as Secretary and Treasurer of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORENERGY INFRASTRUCTURE TRUST, INC.

Dated: December 23, 2019	By:	/s/ Rebecca M. Sandring
Rebecca M. Sandring
Secretary